STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	1
Beginning Date of Accrual Period	7-Nov-01
End Date of Accrual Period	19-Nov-01
Distribution Date	20-Nov-01
Previous Distribution Date	n/a

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	25,707,119.82
Principal Collections	20,267,348.84
Interest Collections	5,439,770.98
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	25,707,119.82
Interest Paid to Certificates	723,292.37
Principal Paid to Certificates	24,983,827.45
Equity Certificate	-

Balance Reconciliation

Begin Principal Balance	838,413,909.51
Principal Collections (including repurchases)	20,267,348.84
Charge off Amount	0.00
End Principal Balance	818,146,560.67

Collateral Performance
Cash Yield (% of beginning balance)	10.70%
Charge off Amount (% of beginning balance)	0.00%
Net Yield	10.70%

Delinquent Loans
30-59 days principal balance of loan	10,463,039.38
30-59 days number of loans	117
60-89 days principal balance of loan	473,346.62
60-89 days number of loans	3
90+ days principal balance of loan	81,084.37
90+ days number of loans	1

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	9,295
Number of HEL outstanding (EOP)	9,073
Number of Loans that went into REO	-
Principal Balance of Loans that went into REO	0.00

Overcollateralization
Begin OC Amount	83,843,909.51
OC Release Amount	0.00
Extra Principal Distribution	4,716,478.61
End OC Amount	88,560,388.12

Target OC Amount	142,530,364.62
Interim OC Amount	83,843,909.51
Interim OC Deficiency	58,686,455.11

Monthly Excess Cashflow	4,716,478.61

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	96.69%

Interest Calculations
1 month LIBOR	2.22000%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.59000%
Class A Pass-Through Rate	2.59000%
Class M Formula Rate (1-mo. Libor plus 95bps)	3.17000%
Class M Pass-Through Rate	3.17000%
Available Funds Cap	25.43192%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	34.045297
2. Principal Distribution per $1,000	33.110020
3. Interest Distribution per $1,000	0.935278

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.59%
2. Days in Accrual Period	13

3. Class A Interest Due	627,318.86
4. Class A Interest Paid	627,318.86
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	670,730,000.00
2. Class A Principal Due	22,207,883.42
3. Class A Principal Paid	22,207,883.42
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	648,522,116.58

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.9668900
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.7926723

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	34.254742
2. Principal Distribution per $1,000	33.110019
3. Interest Distribution per $1,000	1.144722

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	3.170%
2. Days in Accrual Period	13

3. Class M Interest Due	95,973.51
4. Class M Interest Paid	95,973.51
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	83,840,000.00
2. Class M Principal Due	2,775,944.03
3. Class M Principal Paid	2,775,944.03
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	81,064,055.97

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.9668900
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0990826